UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2016

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2016, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM”), entered into a Second Amended and Restated Loan and Security Agreement (“Agreement”) with a group of lenders. The Agreement amends and restates the Company’s Amended and Restated Loan and Security Agreement dated March 9, 2012, as amended on September 30, 2012, February 4, 2013, June 24, 2013, February 13, 2014 and October 8, 2014, respectively (the “Existing Loan Agreement”), the terms of which have been previously disclosed by the Company in its Current Reports on Form 8-K. The lending group includes Bank of America, N.A. ($96 million commitment, up from $79.75 million), BOKF, NA d/b/a Bank of Arkansas ($44 million commitment, up from $40 million), Commerce Bank ($16 million commitment, up from $15 million), First Tennessee Bank, N.A. ($25 million commitment, up from $20 million) and Arvest Bank ($19 million commitment, up from $17.75 million). Bank of America, N.A. serves as the agent for the lenders, lead arranger and book manager for the amended and restated credit facilities.

The Agreement extends the term of the Company’s revolving credit facilities to December 12, 2019 and increases the total permitted borrowings from $172.5 million to $200 million, including an increase in the Colonial revolving line of credit from $162.5 million to $190 million. The ACM-TCM revolving line of credit commitment remains the same at $10 million. At October 31, 2016, the end of the Company’s second fiscal quarter, there was approximately $45 million in additional availability under the Existing Loan Agreement. The Agreement also includes an accordion feature allowing for up to an additional $50 million in total commitments, subject to lender approval and/or successful syndication. The Agreement provides for three pricing tiers (down from four) for determining the applicable interest rate, based on the Company’s consolidated leverage ratio for the preceding fiscal quarter. The current applicable interest rate under the Agreement is generally LIBOR plus 2.375%. The Agreement also requires the Company to pay a monthly fee to the lenders of .25% times the amount of unused credit commitments. Borrowings are secured primarily by accounts receivable and inventory of the respective subsidiaries. The Agreement increases the advance rate on accounts receivable with 37-42 month terms from 50% to 55%, and the advance rate on accounts receivable with 43-60 month terms from 45% to 50%. The Agreement also reset the limit on the repurchase of Company stock to $40 million.

The Agreement contains various reporting and performance covenants including (i) maintenance of certain financial ratios and tests, (ii) limitations on borrowings from other sources, (iii) restrictions on certain operating activities and (iv) limitations on the payment of dividends or distributions. The distribution limitations under the Agreement are similar to the distribution limitations under the Existing Loan Agreement and allow the Company to repurchase the Company’s stock so long as either: (a) the aggregate amount of such repurchases after December 12, 2016 does not exceed $40 million and the sum of borrowing bases combined minus the principal balances of all revolver loans after giving effect to such repurchases is equal to or greater than 25% of the sum of the borrowing bases, or (b) the aggregate amount of such repurchases does not exceed 75% of the consolidated net income of the Company measured on a trailing twelve month basis; provided that immediately before and after giving effect to the stock repurchases, at least 12.5% of the aggregate funds committed under the credit facilities remain available.

The Agreement contains customary events of default that would permit the lenders to accelerate the loans if not cured within applicable grace periods, including but not limited to the failure to make timely payments under the Agreements, the failure to satisfy covenants, a change in control of the Company’s management or its subsidiaries, and specified events of bankruptcy or insolvency. The Company has guaranteed the obligations of its subsidiaries under the Agreement. In addition, any obligations of its subsidiaries to the Company and to its other subsidiaries are subordinated to the obligations under the Agreement.

The descriptions above are summaries and are qualified in their entirety by the Amended and Restated Loan and Security Agreement, which is filed as an exhibit to this report and is incorporated herein by reference.

A copy of the Company’s press release, dated December 13, 2016, announcing the Second Amended and Restated Loan Agreement is attached as Exhibit 99.1 to this Current Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

4.1*	Second Amended and Restated Loan and Security Agreement dated December 12, 2016, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Agent, Lead Arranger and Book Manager.

4.2	Colonial Third Amended and Restated Revolver Note dated September 20, 2012, by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2012).

4.3	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.4	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender.

4.5	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.6	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.7	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender (Incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.8	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.9	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, as Lender.

4.10	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas CarMart, Inc., as Borrowers, in favor of First Tennessee Bank, as Lender.

4.11	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.12	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of America, N.A. as Agent for the Lenders (Incorporated by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.13	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of America, N.A., as Agent for the Lenders (Incorporated by reference to Exhibit 4.13 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.14	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of America, N.A., as Agent for the Lenders (Incorporated by reference to Exhibit 4.14 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.15	Amended and Restated Security Agreement dated as of March 9, 2012, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.15 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.16	Amended and Restated Security Agreement dated as of March 9, 2012, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.16 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.17	Amended and Restated Security Agreement dated as of March 9, 2012, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.17 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

99.1	Press release announcing Amended and Restated Loan Agreement dated December 13, 2016.

* Portions of the schedules to Exhibit 4.1 have been omitted pursuant to an application for confidential treatment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: December 15, 2016	/s/ Jeffrey A. Williams
Jeffrey A. Williams
President, Chief Financial Officer and Secretary
(Principal Financial Officer)

Exhibit Index

4.1*	Second Amended and Restated Loan and Security Agreement dated December 12, 2016, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Agent, Lead Arranger and Book Manager.

4.2	Colonial Third Amended and Restated Revolver Note dated September 20, 2012, by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2012).

4.3	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.4	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender.

4.5	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.6	Colonial Revolver Note dated December 12, 2016 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.7	ACM-TCM Amended and Restated Revolver Note dated March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender (Incorporated by reference to Exhibit 4.7 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.8	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.9	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, as Lender.

4.10	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas CarMart, Inc., as Borrowers, in favor of First Tennessee Bank, as Lender.

4.11	ACM-TCM Revolver Note dated December 12, 2016 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.12	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of America, N.A. as Agent for the Lenders (Incorporated by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.13	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of America, N.A., as Agent for the Lenders (Incorporated by reference to Exhibit 4.13 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.14	Amended and Restated Continuing Guaranty dated as of March 9, 2012, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of America, N.A., as Agent for the Lenders (Incorporated by reference to Exhibit 4.14 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.15	Amended and Restated Security Agreement dated as of March 9, 2012, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.15 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.16	Amended and Restated Security Agreement dated as of March 9, 2012, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.16 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.17	Amended and Restated Security Agreement dated as of March 9, 2012, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Agent for Lenders (Incorporated by reference to Exhibit 4.17 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

99.1	Press release announcing Amended and Restated Loan Agreement dated December 13, 2016.

* Portions of the schedules to Exhibit 4.1 have been omitted pursuant to an application for confidential treatment